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                                                                  Exhibit 99.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Angelica Corporation (the "Company") on Form 10-Q for the period ending October 26, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, T. M. Armstrong, Senior Vice President - Finance &
Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ T. M. Armstrong
                                     ----------------------------------
                                     T. M. Armstrong
                                     Senior Vice President -
                                     Finance & Administration and
                                     Chief Financial Officer
                                     of Angelica Corporation

                                     December 6, 2002